SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549
                   ________________________________________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 26, 1995


                           THE MONTANA POWER COMPANY
            (Exact name of registrant as specified in its charter)


           Montana                     1-4566              81-0170530
(State or other jurisdiction         (Commission       (IRS Employer
     of incorporation)               File Number)      Identification No.)


                    40 East Broadway, Butte, Montana 59701
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code (406) 723-5421

                       Exhibit Index is found on page 5.

ITEM 5.  Other Events

                           Second Quarter Net Income

      Consolidated net income for the quarter ended June 30, 1995, was 11 cents per share as compared with 17 cents per share for the second quarter of 1994. The decrease in consolidated net income was primarily the result of reduced profits in Entech's coal division. Coal sales at Western Energy decreased as a result of a loss of a Midwestern contract and reduced volumes sold to the Colstrip generating units due to reduced steam generation. Production problems at Entech's underground mine in Colorado further reduced consolidated net income. The decrease was tempered by an increase in the Utility division's net income. Lower wholesale prices favorably impacted the utility's cost of providing electric power. In addition, cooler weather resulted in increased natural gas sales.

      Consolidated net income for the six months ended June 30, 1995 was 71 cents per share as compared with 88 cents for the same period last year. Consolidated net income decreased approximately 5 cents per share due to a retroactive adjustment reflecting a coal arbitration decision reducing the price charged per ton of coal sold to Colstrip Units 1 & 2. While the decision negatively impacted Entech's earnings, the Utility benefited through lower fuel costs. The previously mentioned coal sales reductions and production problems at the Colorado mine also reduced consolidated net income.


      Consolidated net income for the twelve months ended June 30, 1995, was $1.83 per share, a decrease of 19 cents per share from the same period last year. The decrease resulted primarily from the previously discussed coal arbitration decision, weak electric wholesale market conditions, reduced coal sales and production problems at the Colorado mine. The decrease was moderated considerably by increases in Independent Power Group (IPG) earnings and investment income.

      For comparative purposes, the following table shows the breakdown of consolidated net income per share by principal business segment.

                                                Quarter Ended
                                             1995        1994

            Utility Operations            $     0.04  $    (0.01)
            Entech                              0.06        0.18
            Independent Power Group             0.01         -

                  Consolidated            $     0.11   $    0.17

                                             Six Months Ended
                                             1995        1994

            Utility Operations            $     0.58  $     0.45
            Entech                              0.09        0.41
            Independent Power Group             0.04        0.02

                  Consolidated            $     0.71   $    0.88

                                             Twelve Months Ended
                                             1995        1994

            Utility Operations            $    1.03   $     1.05
            Entech                             0.58         0.96
            Independent Power Group            0.22         0.01

                  Consolidated            $    1.83    $    2.02

ITEM 7.  Exhibits

99a Consolidated Statements of Income for the Quarters Ended June 30, 1995 and 1994, Six Months Ended June 30, 1995 and 1994, and for the Twelve Months Ended June 30, 1995 and 1994.

99b Utility Operations Schedule of Revenues and Expenses for the Quarters Ended June 30, 1995 and 1994, Six Months Ended June 30, 1995 and 1994 and for the Twelve Months Ended June 30, 1995 and 1994.

99c Entech Operations Schedule of Revenues and Expenses for the Quarters Ended June 30, 1995 and 1994, Six Months Ended June 30, 1995 and 1994 and for the Twelve Months Ended June 30, 1995 and 1994.

99d Independent Power Group Operations Schedule of Revenues and Expenses for the Quarters Ended June 30, 1995 and 1994, Six Months Ended June 30, 1995 and 1994 and for the Twelve Months Ended June 30, 1995 and 1994.

                                 Exhibit Index

Exhibit                                                                   Page

99a   Consolidated Statement of Income for the Quarters Ended
      June 30, 1995 and 1994, Six Months Ended June 30, 1995 and
      1994 and for the Twelve Months Ended June 30, 1995 and 1994.         6

99b   Utility Operations Schedule of Revenues and Expenses for
      the Quarters Ended June 30, 1995 and 1994, Six Months
      Ended June 30, 1995 and 1994 and for the Twelve Months
      Ended June 30, 1995 and 1994.                                        7

99c   Entech Operations Schedule of Revenues and Expenses for the
      Quarters Ended June 30, 1995 and 1994, Six Months Ended
      June 30, 1995 and 1994 and for the Twelve Months Ended
      June 30, 1995 and 1994.                                              8

99d   Independent Power Group Operations Schedule of Revenues
      and Expenses for the Quarters Ended June 30, 1995 and 1994,
      Six Months Ended June 30, 1995 and 1994 and for the Twelve
      Months Ended June 30, 1995 and 1994.                                10

CONSOLIDATED STATEMENT OF INCOME                                                                             Exhibit 99a
The Montana Power Company and Subsidiaries
                                                    Quarter Ended         Six Months Ended       Twelve Months Ended
                                                       June 30,                June 30,                June 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                        Thousands of Dollars
REVENUES . . . . . . . . . . . . . . . . . . .  $  205,522  $  205,446  $  467,805  $  483,261  $  990,496  $  989,786

EXPENSES:
  Operations . . . . . . . . . . . . . . . . .      96,223      90,893     210,336     206,825     445,085     430,358
  Maintenance. . . . . . . . . . . . . . . . .      20,681      23,136      36,021      39,447      71,931      75,814
  Selling, general and administrative. . . . .      22,951      25,280      50,312      51,066     101,670      99,368
  Taxes other than income taxes. . . . . . . .      23,140      22,755      45,060      48,809      95,450      97,851
  Depreciation, depletion and amortization . .      21,604      21,420      44,170      43,643      86,840      85,109
                                                   184,599     183,484     385,899     389,790     800,976     788,500

  INCOME FROM OPERATIONS . . . . . . . . . . .      20,923      21,962      81,906      93,471     189,520     201,286

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .      10,792      10,555      21,747      21,337      43,227      45,686
  Other (income) deductions - net. . . . . . .         255      (2,777)     (1,325)     (2,656)     (8,139)    (12,548)
                                                    11,047       7,778      20,422      18,681      35,088      33,138

INCOME TAXES . . . . . . . . . . . . . . . . .       2,306       3,475      19,582      24,903      48,825      56,080

NET INCOME . . . . . . . . . . . . . . . . . .       7,570      10,709      41,902      49,887     105,607     112,068
DIVIDENDS ON PREFERRED STOCK . . . . . . . . .       1,807       1,807       3,614       3,614       7,227       6,072

NET INCOME AVAILABLE FOR COMMON STOCK. . . . .  $    5,763  $    8,902  $   38,288  $   46,273  $   98,380  $  105,996

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000). . . . . . . . . . . . . .      53,976      53,009      53,857      52,876      53,616      52,580

NET INCOME PER SHARE OF COMMON STOCK . . . . .  $     0.11  $     0.17  $     0.71  $     0.88  $     1.83  $     2.02

UTILITY OPERATIONS                                                                                           Exhibit 99b
                                                     Quarter Ended         Six Months Ended       Twelve Months Ended
                                                        June 30,               June 30,                June 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                         Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .  $   84,625  $   83,752  $  201,809  $  205,020  $  424,293  $  431,126
  Intersegment revenues. . . . . . . . . . . .       1,655       1,666       3,228       3,201       6,133       2,654
                                                    86,280      85,418     205,037     208,221     430,426     433,780

EXPENSES:
  Power supply . . . . . . . . . . . . . . . .      32,885      35,701      68,232      81,792     165,366     167,758
  Transmission and distribution. . . . . . . .       6,705       7,451      13,134      13,947      26,753      28,108
  Selling, general and administrative. . . . .       9,334      11,296      21,382      23,447      44,069      45,708
  Taxes other than incomes taxes . . . . . . .      11,670      10,469      23,275      21,199      44,290      40,864
  Depreciation and amortization. . . . . . . .      10,631      10,174      21,251      20,349      41,600      39,923
                                                    71,225      75,091     147,274     160,734     322,078     322,361

  INCOME FROM ELECTRIC OPERATIONS                   15,055      10,327      57,763      47,487     108,348     111,419

NATURAL GAS UTILITY:

REVENUES:
  Revenues (other than gas
    supply cost revenues). . . . . . . . . . .      17,194      15,279      49,294      44,922      93,468      87,358
  Gas supply cost revenues . . . . . . . . . .       4,488       3,422      13,386      10,993      20,584      19,436
  Intersegment revenues. . . . . . . . . . . .         187         196         542         391         885         346
                                                    21,869      18,897      63,222      56,306     114,937     107,140
EXPENSES:
  Gas supply costs . . . . . . . . . . . . . .       4,488       3,422      13,386      10,993      20,584      19,436
  Other production, gathering & exploration. .       2,583       2,245       5,198       4,072      10,009       8,019
  Transmission and distribution. . . . . . . .       2,930       2,538       5,511       4,870      10,794       9,517
  Selling, general and administrative. . . . .       4,612       4,671       9,128       9,006      18,188      17,625
  Taxes other than income taxes. . . . . . . .       3,728       3,279       7,273       6,699      14,283      13,319
  Depreciation, depletion & amortization . . .       2,574       2,340       5,146       4,723       9,868       9,209
                                                    20,915      18,495      45,642      40,363      83,726      77,125

  INCOME FROM GAS OPERATIONS . . . . . . . . .         954         402      17,580      15,943      31,211      30,015

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .      10,804      10,496      21,898      21,245      43,680      45,000
  Other (income) deductions - net. . . . . . .        (765)     (1,349)     (2,852)     (1,628)     (5,185)     (1,867)
                                                    10,039       9,147      19,046      19,617      38,495      43,133

INCOME BEFORE INCOME TAXES . . . . . . . . . .       5,970       1,582      56,297      43,813     101,064      98,301
INCOME TAXES . . . . . . . . . . . . . . . . .       2,202         420      21,562      16,377      38,356      37,269
UTILITY NET INCOME . . . . . . . . . . . . . .  $    3,768  $    1,162  $   34,735  $   27,436  $   62,708  $   61,032
/TABLE

ENTECH OPERATIONS                                                                                            Exhibit 99c
                                                     Quarter Ended         Six Months Ended       Twelve Months Ended
                                                        June 30,                June 30,               June 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                         Thousands of Dollars
COAL:
REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .  $   49,008  $   56,275  $  102,111  $  121,968  $  232,715  $  249,249
  Intersegment revenues. . . . . . . . . . . .       6,216       8,173       6,514      19,700      29,016      42,658
                                                    55,224      64,448     108,625     141,668     261,731     291,907

EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . .      39,277      38,487      79,717      79,827     169,146     165,690
  Selling, general and administrative. . . . .       6,749       6,479      14,564      14,075      29,953      26,839
  Taxes other than income taxes. . . . . . . .       6,513       7,567      12,053      18,067      31,719      37,834
  Depreciation, depletion & amortization . . .       2,504       2,935       6,247       6,449      12,447      11,822
                                                    55,043      55,468     112,581     118,418     243,265     242,185

  INCOME (LOSS) FROM COAL OPERATIONS                   181       8,980      (3,956)     23,250      18,466      49,722

OIL AND NATURAL GAS:

REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .      24,209      21,072      47,484      47,276      98,204     101,816
  Intersegment revenues. . . . . . . . . . . .          38          77         170         162         262         233
                                                    24,247      21,149      47,654      47,438      98,466     102,049
EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . .      14,862      10,710      27,723      26,511      55,494      61,017
  Selling, general and administrative. . . . .       2,308       2,064       4,550       4,268       8,796       8,492
  Taxes other than income taxes. . . . . . . .         684         872       1,314       1,772       2,881       3,729
  Depreciation, depletion & amortization . . .       4,744       4,774       9,232       9,370      18,327      18,890
                                                    22,598      18,420      42,819      41,921      85,498      92,128

  INCOME FROM OIL AND NATURAL GAS OPERATIONS .       1,649       2,729       4,835       5,517      12,968       9,921

OTHER OPERATIONS:

REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .       6,092       5,609      12,472      11,141      25,389      21,989
  Intersegment revenues. . . . . . . . . . . .         191         173         335         361         781         776
                                                     6,283       5,782      12,807      11,502      26,170      22,765
EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . .       3,886       3,643       8,242       7,855      17,172      15,431
  Selling, general and administrative. . . . .       1,105       1,150       2,376       2,133       4,961       4,110
  Taxes other than income taxes. . . . . . . .          82          71         163         143         307         281
  Depreciation, depletion & amortization . . .         412         487         815         961       1,799       1,957
                                                     5,485       5,351      11,596      11,092      24,239      21,779

  INCOME FROM OTHER OPERATIONS . . . . . . . .         798         431       1,211         410       1,931         986

                                                     Quarter Ended         Six Months Ended       Twelve Months Ended
                                                        June 30,                June 30,               June 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                         Thousands of Dollars

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .         382         349       2,730         665       3,490       1,701
  Other (income) deductions - net. . . . . . .        (368)     (1,199)     (1,595)       (641)     (3,404)     (9,934)
                                                        14        (850)      1,135          24          86      (8,233)

INCOME BEFORE INCOME TAXES . . . . . . . . . .       2,614      12,990         955      29,153      33,279      68,862

INCOME TAXES . . . . . . . . . . . . . . . . .        (529)      3,218      (3,857)      7,554       2,178      18,492

ENTECH NET INCOME. . . . . . . . . . . . . . .  $    3,143  $    9,772  $    4,812  $   21,599  $   31,101  $   50,370
/TABLE

INDEPENDENT POWER GROUP OPERATIONS                                                                           Exhibit 99d
                                                    Quarter Ended         Six Months Ended       Twelve Months Ended
                                                       June 30,                June 30,                June 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                        Thousands of Dollars

REVENUES:

  Revenues . . . . . . . . . . . . . . . . . .  $   19,287  $   19,171  $   39,307  $   40,127  $   92,832  $   78,882
  Earnings from unconsolidated investments . .         428         693       1,608       1,454       2,231       3,732
  Intersegment revenue . . . . . . . . . . . .         280         876         616       1,133         943       1,830
                                                    19,995      20,740      41,531      42,714      96,006      84,444
EXPENSES:

  Operations and maintenance . . . . . . . . .      15,950      19,105      33,227      37,167      71,141      75,480
  Selling, general and administrative. . . . .         559       1,334       1,372       1,961       3,498       4,609
  Taxes other than income taxes. . . . . . . .         463         496       1,479         929       2,799       3,308
  Depreciation and amortization. . . . . . . .         740         710         983       1,793       1,970       1,824
                                                    17,712      21,645      37,061      41,850      79,408      85,221

  INCOME (LOSS) FROM OPERATIONS. . . . . . . .       2,283        (905)      4,470         864      16,598        (777)

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .           5           4           6          10          18          76
  Other (income) deductions - net. . . . . . .         986        (522)        232        (970)     (3,509)     (1,838)
                                                       991        (518)        238        (960)     (3,491)     (1,762)

INCOME BEFORE INCOME TAXES . . . . . . . . . .       1,292        (387)      4,232       1,824      20,089         985

INCOME  TAXES. . . . . . . . . . . . . . . . .         633        (162)      1,877         972       8,291         319

IPG NET INCOME . . . . . . . . . . . . . . . .  $      659  $     (225) $    2,355  $      852  $   11,798  $      666

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE MONTANA POWER COMPANY
                                                     (Registrant)

                                       By /s/ J.P. Pederson
                                          J. P. Pederson
                                          Vice President and Chief
                                            Financial Officer

Dated:  July 26, 1995